EXHIBIT 99.5

                                                                    EXHIBIT 99.5

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CARGO, INC.                       ACCRUAL BASIS

CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96

JUDGE: BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JULY 31, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

                                                       CHIEF FINANCIAL OFFICER
---------------------------------------              ---------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                         TITLE

DREW KEITH                                                    08/16/00
---------------------------------------              ---------------------------
PRINTED NAME OF RESPONSIBLE PARTY                               DATE

PREPARER:

                                                     CONTROLLER, KITTY HAWK INC.
---------------------------------------              ---------------------------
ORIGINAL SIGNATURE OF PREPARER                                 TITLE

KEVIN K. CRAIG                                                08/16/00
---------------------------------------              ---------------------------
PRINTED NAME OF PREPARER                                        DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-1

CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96


COMPARATIVE BALANCE SHEET
---------------------------------------------------------------------------------------------------------------------
                                              SCHEDULE            MONTH              MONTH              MONTH
                                                            ---------------------------------------------------------
ASSETS                                         AMOUNT               JULY, 2000
---------------------------------------------------------------------------------------------------------------------
1.      UNRESTRICTED CASH                                              $24,818
---------------------------------------------------------------------------------------------------------------------
2.      RESTRICTED CASH                                                     $0
---------------------------------------------------------------------------------------------------------------------
3.      TOTAL CASH                                       $0            $24,818                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
4.      ACCOUNTS RECEIVABLE (NET)               $41,314,895        $39,582,675
---------------------------------------------------------------------------------------------------------------------
5.      INVENTORY                                                           $0
---------------------------------------------------------------------------------------------------------------------
6.      NOTES RECEIVABLE                                                    $0
---------------------------------------------------------------------------------------------------------------------
7.      PREPAID EXPENSES                            $35,445            $35,445
---------------------------------------------------------------------------------------------------------------------
8.      OTHER (ATTACH LIST)                    $102,257,281        $34,081,081
---------------------------------------------------------------------------------------------------------------------
9.      TOTAL CURRENT ASSETS                   $143,607,621        $73,724,019                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
10.     PROPERTY, PLANT & EQUIPMENT              $2,455,211         $4,328,546
---------------------------------------------------------------------------------------------------------------------
11.     LESS: ACCUMULATED
        DEPRECIATION/DEPLETION                                      $1,991,045
---------------------------------------------------------------------------------------------------------------------
12.     NET PROPERTY, PLANT &
        EQUIPMENT                                $2,455,211         $2,337,501                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
13.     DUE FROM INSIDERS                                                   $0                 $0
---------------------------------------------------------------------------------------------------------------------
14.     OTHER ASSETS  - NET OF
        AMORTIZATION (ATTACH LIST)                                          $0
---------------------------------------------------------------------------------------------------------------------
15.     OTHER (ATTACH LIST)                                                 $0
---------------------------------------------------------------------------------------------------------------------
16.     TOTAL ASSETS                           $146,062,832        $76,061,520                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------------
17.     ACCOUNTS PAYABLE                                            $1,168,157
---------------------------------------------------------------------------------------------------------------------
18.     TAXES PAYABLE                                                       $0
---------------------------------------------------------------------------------------------------------------------
19.     NOTES PAYABLE                                                       $0
---------------------------------------------------------------------------------------------------------------------
20.     PROFESSIONAL FEES                                                   $0
---------------------------------------------------------------------------------------------------------------------
21.     SECURED DEBT                                                        $0
---------------------------------------------------------------------------------------------------------------------
22.     OTHER (ATTACH LIST)                                         $1,856,635
---------------------------------------------------------------------------------------------------------------------
23.     TOTAL POSTPETITION
        LIABILITIES                                                 $3,024,792                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
---------------------------------------------------------------------------------------------------------------------
24.     SECURED DEBT                                                        $0
---------------------------------------------------------------------------------------------------------------------
25.     PRIORITY DEBT                              $496,687                 $0
---------------------------------------------------------------------------------------------------------------------
26.     UNSECURED DEBT                          $78,864,376         $4,826,735
---------------------------------------------------------------------------------------------------------------------
27.     OTHER (ATTACH LIST)                                         $5,917,795
---------------------------------------------------------------------------------------------------------------------
28.     TOTAL PREPETITION LIABILITIES           $79,361,063        $10,744,530                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
29.     TOTAL LIABILITIES                       $79,361,063        $13,769,322                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------------------------
30.     PREPETITION OWNERS' EQUITY                                 $62,156,580
---------------------------------------------------------------------------------------------------------------------
31.     POSTPETITION  CUMULATIVE
        PROFIT OR (LOSS)                                              $135,618
---------------------------------------------------------------------------------------------------------------------
32.     DIRECT CHARGES TO EQUITY
        (ATTACH EXPLANATION)                                                $0                 $0
---------------------------------------------------------------------------------------------------------------------
33.     TOTAL EQUITY                                     $0        $62,292,198                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
34.     TOTAL LIABILITIES &
        OWNERS' EQUITY                          $79,361,063        $76,061,520                 $0                 $0
---------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-2

CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96

INCOME STATEMENT
------------------------------------------------------------------------------------------------------------------
                                                           MONTH           MONTH          MONTH          QUARTER
                                                     ------------------------------------------------
REVENUES                                                JULY, 2000                                        TOTAL
------------------------------------------------------------------------------------------------------------------
1.     GROSS REVENUES                                  $12,444,119                                    $12,444,119
------------------------------------------------------------------------------------------------------------------
2.     LESS: RETURNS & DISCOUNTS                                $0                                             $0
------------------------------------------------------------------------------------------------------------------
3.     NET REVENUE                                     $12,444,119             $0             $0      $12,444,119
------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------------------
4.     MATERIAL                                                 $0                                             $0
------------------------------------------------------------------------------------------------------------------
5.     DIRECT LABOR                                             $0                                             $0
------------------------------------------------------------------------------------------------------------------
6.     DIRECT OVERHEAD                                          $0                                             $0
------------------------------------------------------------------------------------------------------------------
7.     TOTAL COST OF GOODS SOLD                                 $0                            $0               $0
------------------------------------------------------------------------------------------------------------------
8.     GROSS PROFIT                                    $12,444,119             $0             $0      $12,444,119
------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------
9.     OFFICER/INSIDER COMPENSATION                         $9,615                                         $9,615
------------------------------------------------------------------------------------------------------------------
10.    SELLING & MARKETING                                  $5,475                                         $5,475
------------------------------------------------------------------------------------------------------------------
11.    GENERAL & ADMINISTRATIVE                           $916,978                                       $916,978
------------------------------------------------------------------------------------------------------------------
12.    RENT & LEASE                                       $314,899                                       $314,899
------------------------------------------------------------------------------------------------------------------
13.    OTHER (ATTACH LIST)                             $11,500,459                                    $11,500,459
------------------------------------------------------------------------------------------------------------------
14.    TOTAL OPERATING EXPENSES                        $12,747,426             $0             $0      $12,747,426
------------------------------------------------------------------------------------------------------------------
15.    INCOME BEFORE NON-OPERATING
       INCOME & EXPENSE                                  ($303,307)            $0             $0        ($303,307)
------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------------------
16.    NON-OPERATING INCOME (ATT. LIST)                         $0                                             $0
------------------------------------------------------------------------------------------------------------------
17.    NON-OPERATING EXPENSE (ATT. LIST)                        $0                                             $0
------------------------------------------------------------------------------------------------------------------
18.    INTEREST EXPENSE                                   $202,131                                       $202,131
------------------------------------------------------------------------------------------------------------------
19.    DEPRECIATION/DEPLETION                              $44,816                                        $44,816
------------------------------------------------------------------------------------------------------------------
20.    AMORTIZATION                                             $0                                             $0
------------------------------------------------------------------------------------------------------------------
21.    OTHER (ATTACH LIST)                                      $0                                             $0
------------------------------------------------------------------------------------------------------------------
22.    NET OTHER INCOME & EXPENSES                        $246,947             $0             $0         $246,947
------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------
23.    PROFESSIONAL FEES                                        $0                                             $0
------------------------------------------------------------------------------------------------------------------
24.    U.S. TRUSTEE FEES                                        $0                                             $0
------------------------------------------------------------------------------------------------------------------
25.    OTHER (ATTACH LIST)                                      $0                                             $0
------------------------------------------------------------------------------------------------------------------
26.    TOTAL REORGANIZATION EXPENSES                            $0             $0             $0               $0
------------------------------------------------------------------------------------------------------------------
27.    INCOME TAX                                        ($220,102)                                     ($220,102)
------------------------------------------------------------------------------------------------------------------
28.    NET PROFIT (LOSS)                                 ($330,152)            $0             $0        ($330,152)
------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-3

CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96

---------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                             MONTH             MONTH            MONTH           QUARTER
                                                        ----------------------------------------------------
DISBURSEMENTS                                               JULY, 2000                                            TOTAL
---------------------------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                                $25,340          $24,819         $24,819            $25,340
---------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
2.    CASH SALES                                                    $0                                                  $0
---------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
---------------------------------------------------------------------------------------------------------------------------
3.    PREPETITION                                                   $0                                                  $0
---------------------------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                         $10,340,192                                         $10,340,192
---------------------------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                             $10,340,192               $0              $0        $10,340,192
---------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                                                                                    $0
---------------------------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                                                                                    $0
---------------------------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                                 ($10,340,713)                                       ($10,340,713)
---------------------------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS                        ($10,340,713)              $0              $0       ($10,340,713)
---------------------------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                                             ($521)              $0              $0              ($521)
---------------------------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                                     $24,819          $24,819         $24,819            $24,819
---------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                                                                                       $0
---------------------------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                                                                                                $0
---------------------------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                                                                                     $0
---------------------------------------------------------------------------------------------------------------------------
15.   SECURED/RENTAL/LEASES                                                                                             $0
---------------------------------------------------------------------------------------------------------------------------
16.   UTILITIES                                                                                                         $0
---------------------------------------------------------------------------------------------------------------------------
17.   INSURANCE                                                                                                         $0
---------------------------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                                                                                               $0
---------------------------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                                                                                  $0
---------------------------------------------------------------------------------------------------------------------------
20.   TRAVEL                                                                                                            $0
---------------------------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                                                                                     $0
---------------------------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                                                                                             $0
---------------------------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                                                                                          $0
---------------------------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                                                                                       $0
---------------------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                                                                               $0
---------------------------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS                                 $0               $0              $0                 $0
---------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                                                                                                 $0
---------------------------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                                                                                                 $0
---------------------------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                                                                                               $0
---------------------------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES                                 $0               $0              $0                 $0
---------------------------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                                           $0               $0              $0                 $0
---------------------------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                                              ($521)              $0              $0              ($521)
---------------------------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                                      $24,819          $24,819         $24,819            $24,819
---------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-4

CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96

--------------------------------------------------------------------------------------------------------------------
                                                        SCHEDULE          MONTH           MONTH            MONTH
                                                                     -----------------------------------------------
ACCOUNTS RECEIVABLE AGING                                AMOUNT           JULY, 2000
--------------------------------------------------------------------------------------------------------------------
1.     0-30                                           $21,518,319     $19,803,585
--------------------------------------------------------------------------------------------------------------------
2.     31-60                                          $14,127,296      $1,125,716
--------------------------------------------------------------------------------------------------------------------
3.     61-90                                           $2,070,404      $5,829,037
--------------------------------------------------------------------------------------------------------------------
4.     91+                                             $3,598,876      $5,403,529
--------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                      $41,314,895     $32,161,867               $0               $0
--------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE                                                                           $0
--------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                      $41,314,895     $32,161,867               $0               $0
--------------------------------------------------------------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                   MONTH: JULY, 2000
--------------------------------------------------------------------------------------------------------------------
                                      0-30            31-60            61-90            91+
TAXES PAYABLE                         DAYS             DAYS            DAYS             DAYS            TOTAL
--------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                          $748,852                                                           $748,852
--------------------------------------------------------------------------------------------------------------------
2.     STATE                                                                                                     $0
--------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                                                                                     $0
--------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                                                                                       $0
--------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE              $748,852               $0              $0               $0         $748,852
--------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE                 $935,293          $99,607        $133,257                        $1,168,157
--------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                               MONTH: JULY, 2000
--------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING         AMOUNT                            ENDING
                                                       TAX         WITHHELD AND/       AMOUNT            TAX
FEDERAL                                             LIABILITY*      0R ACCRUED          PAID          LIABILITY
--------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                           $0        $199,581         $199,581               $0
--------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                         $0                                                $0
--------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                         $0                                                $0
--------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                            $0                                                $0
--------------------------------------------------------------------------------------------------------------------
5.     INCOME                                                  $0                                                $0
--------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                               $480,418        $748,852         $480,418         $748,852
--------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                               $480,418        $948,433         $679,999         $748,852
--------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
--------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                             $0                                                $0
--------------------------------------------------------------------------------------------------------------------
9.     SALES                                                   $0                                                $0
--------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                                  $0                                                $0
--------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                            $0                                                $0
--------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                           $0                                                $0
--------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                       $0                                                $0
--------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                     $0                                                $0
--------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                                     $0              $0               $0               $0
--------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                       $480,418        $948,433         $679,999         $748,852
--------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME:  KITTY HAWK CARGO, INC                       ACCRUAL BASIS-5

CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS                                MONTH: JULY, 2000
------------------------------------------------------------------------------------------------------------
                                             Account #1       Account #2      Account #3
------------------------------------------------------------------------------------------------------------
A.          BANK:                              Bank One
--------------------------------------------------------------------------------------------
B.          ACCOUNT NUMBER:                   1559691298                                        TOTAL
--------------------------------------------------------------------------------------------
C.          PURPOSE (TYPE):                Operations Account
------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                       $0
------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                 $0
------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                     $0
------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                          $0
------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                      $0               $0              $0              $0
------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN
------------------------------------------------------------------------------------------------------------
INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------
                                               DATE OF         TYPE OF         PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                   PURCHASE        INSTRUMENT        PRICE            VALUE
------------------------------------------------------------------------------------------------------------
7.     N/A
------------------------------------------------------------------------------------------------------------
8.
------------------------------------------------------------------------------------------------------------
9.
------------------------------------------------------------------------------------------------------------
10.
------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                 $0              $0
------------------------------------------------------------------------------------------------------------
CASH
------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                             $24,819
------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                    $24,819
------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-6

CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96

                                                        MONTH:  JULY, 2000

------------------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
------------------------------------------------------------------------
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
                                    INSIDERS
--------------------------------------------------------------------------------
                                      TYPE OF           AMOUNT      TOTAL PAID
              NAME                    PAYMENT            PAID        TO DATE
--------------------------------------------------------------------------------
1.   Toby Skaar                      Salary             $9,615        $28,846
--------------------------------------------------------------------------------
2.
--------------------------------------------------------------------------------
3.
--------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                        $9,615        $28,846
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                 PROFESSIONALS
----------------------------------------------------------------------------------------------------------------
                                        DATE OF COURT                                                 TOTAL
                                      ORDER AUTHORIZING      AMOUNT        AMOUNT     TOTAL PAID    INCURRED
                   NAME                    PAYMENT          APPROVED        PAID       TO DATE     & UNPAID *
----------------------------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE# 00-42141-BJH-11
----------------------------------------------------------------------------------------------------------------
2.
----------------------------------------------------------------------------------------------------------------
3.
----------------------------------------------------------------------------------------------------------------
4.
----------------------------------------------------------------------------------------------------------------
5.
----------------------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                                                $0           $0           $0            $0
----------------------------------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
--------------------------------------------------------------------------------------------------
                                                            SCHEDULED     AMOUNTS
                                                             MONTHLY        PAID        TOTAL
                                                            PAYMENTS       DURING       UNPAID
                    NAME OF CREDITOR                           DUE         MONTH     POSTPETITION
--------------------------------------------------------------------------------------------------
1.   National City Bank & Ft Wayne - Allen County              $183,476     $220,755           $0
--------------------------------------------------------------------------------------------------
2.   Ridgely - City of Philadelphia - PHL                       $25,508      $36,186           $0
--------------------------------------------------------------------------------------------------
3.   NY/NJ Airport Authority - EWR                              $27,792      $27,362           $0
--------------------------------------------------------------------------------------------------
4.   City of Los Angeles - LAX                                  $39,562      $39,562           $0
--------------------------------------------------------------------------------------------------
5.   Airport Group Int'l - ATL                                  $11,550           $0      $11,550
--------------------------------------------------------------------------------------------------
6.   TOTAL                                                     $287,889     $323,865      $11,550
--------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE  NAME:  KITTY HAWK CARGO, INC                      ACCRUAL  BASIS-7

CASE  NUMBER: 400-42145-BJH-11                          02/13/95, RWD, 2/96

                                                        MONTH:  July 2000

QUESTIONNAIRE
-------------------------------------------------------------------------------------------------------
                                                                                  YES          NO
-------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                     X
-------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                               X
-------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                                         X
-------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                                                   X
-------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                                   X
-------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                             X
-------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                                                X
-------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                         X
-------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                               X
-------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                                              X
-------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                                        X
-------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                          X
-------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
INSURANCE
-------------------------------------------------------------------------------------------------------
                                                                                  YES          NO
-------------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                                     X
-------------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                       X
-------------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
-------------------------------------------------------------------------------------------------------
           TYPE OF                                                                 PAYMENT AMOUNT
            POLICY                    CARRIER          PERIOD COVERED               & FREQUENCY
-------------------------------------------------------------------------------------------------------
      SEE KITTY HAWK, INC. MOR - CASE # 00-42141-BJH-11
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CARGO, INC

CASE NUMBER: 400-42145-BJH-11

DETAILS OF OTHER ITEMS                                    JULY, 2000


ACCRUAL BASIS-1

8.   OTHER (ATTACH LIST)                                $ 34,081,081 Reported
                                              -----------------------
        Net of all I/C Accts Receivable/Payable           33,875,067
        Intangibles - Other                                  154,458
        Deposits                                              51,556
                                              -----------------------
                                                          34,081,081 Detail
                                              -----------------------
                                                                    - Difference
                                              -----------------------


22.  OTHER (ATTACH LIST)                                 $ 1,856,635 Reported
                                              -----------------------
        Accrued Liabilities                                  853,180
        Accrued Salaries & PR Taxes                          232,801
        Post-petition Fed Inc Tax                            770,654
                                              -----------------------
                                                           1,856,635 Detail
                                              -----------------------
                                                                    - Difference
                                              -----------------------


27.  OTHER (ATTACH LIST)                                 $ 5,917,795 Reported
                                              -----------------------
        Pre-petition Fed Inc Tax                           4,022,982
        Pre-petition Deposits                                479,840
        Pre-petition Taxes Other                             (36,000)
        Pre-petition Accrued Liabilities                   1,450,973
                                              -----------------------
                                                           5,917,795 Detail
                                              -----------------------
                                                                    - Difference
                                              -----------------------


ACCRUAL BASIS-2

13.  OTHER (ATTACH LIST)                                 $11,500,459 Reported
                                              -----------------------
          Aircraft Costs                                   1,588,099
          I/C Aircraft Costs (KHA)                         5,011,185
          KHC Ground Handling (Operations Payroll)           662,961
          Outstation Ground Handling                       1,217,366
          Trucking Costs                                     372,480
          Fuel                                             2,244,402
          Contract Labor                                     195,498
          Other                                              208,468
                                              -----------------------
                                                          11,500,459 Detail
                                              -----------------------
                                                                    - Difference

CASE NAME: KITTY HAWK CARGO, INC

CASE NUMBER: 400-42145-BJH-11

DETAILS OF OTHER ITEMS                                    JULY, 2000




ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                                 (10,340,713)Reported
                                              -----------------------
        Transfer to Inc - all money sweeps               (10,340,713)Detail
                                              -----------------------
           to KH Inc. Case #400-42141                              - Difference
                                              -----------------------

ACCRUAL BASIS-4

6.   OTHER (ATTACH LIST)                                   1,229,270 Reported
                                              -----------------------
        FET (720) 06/16-30/00 Pd 07/03                       480,418
        FET (720) 07/01-31/00 Pd 08/02                       748,852
                                              -----------------------
                                                           1,229,270 Detail
                                              -----------------------
                                                                    - Difference
                                              -----------------------